UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 20, 2007

NORTH PITTSBURGH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-13716	25-1485389
(Commission File Number)	(IRS Employer Identification No.)

4008 Gibsonia Road Gibsonia, PA	15044-9311
(Address of principal executive offices)	(Zip Code)

(724) 443-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced, Consolidated Communications Holdings, Inc. (“Consolidated”) and North Pittsburgh Systems, Inc. (“North Pittsburgh”) have scheduled Monday, December 31, 2007 as the effective time of the pending merger between North Pittsburgh and a subsidiary of Consolidated.

As discussed in the proxy statement/prospectus of North Pittsburgh and Consolidated dated October 9, 2007, the receipt of merger consideration for North Pittsburgh common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. Such transaction will be taxable for the taxable year in which the effective time of the merger occurs. Because individual circumstances may differ, each beneficial holder of North Pittsburgh shares is urged to consult such beneficial holder’s own tax advisor as to the particular tax consequences to such beneficial holder of the merger, including the application and effect of state, local, foreign and other tax laws.

Proxy Statement/Prospectus

This material is not a substitute for the proxy statement/prospectus of North Pittsburgh and Consolidated dated October 9, 2007 which was declared effective on October 9, 2007. Investors are urged to read the proxy statement/prospectus, which contains important information, including detailed risk factors. The proxy statement/prospectus is, and other documents which will be filed by North Pittsburgh and Consolidated with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to North Pittsburgh’s proxy solicitors, MacKenzie Partners, Inc., collect at (212) 929-5500 or toll-free at (800) 322-2885. The definitive proxy statement/prospectus was first mailed to shareholders of North Pittsburgh on October 12, 2007.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Cautionary Language Concerning Forward-Looking Statements

In addition to historical information, this information may contain forward-looking statements regarding, among other things, the anticipated effective time of the proposed merger of North Pittsburgh with Consolidated. Such forward-looking statements are based on assumptions, estimates and/or current expectations and involve risks and uncertainties, such as a failure to consummate or a delay in consummating the merger, and other factors referred to in filings made by North Pittsburgh or Consolidated with the Securities and Exchange Commission. Neither North Pittsburgh nor Consolidated undertakes to update any of these statements to reflect the impact of circumstances or events that arise after the date the statement was made. This information should be read in conjunction with the proxy statement/prospectus of North Pittsburgh and Consolidated dated October 9, 2007 and their respective periodic reports filed with the Securities and Exchange Commission, the most recent of which are North Pittsburgh’s and Consolidated’s Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pittsburgh Systems, Inc.
(Registrant)

Date: December 20, 2007	/s/ Matthew D. Poleski
Matthew D. Poleski
Vice President, Treasurer and Chief Financial Officer